Exhibit 10.4

NON-COMPETITION AGREEMENT

This Non-Competition Agreement (this “Agreement”) is made as of December 14th, 2010 by and among, Integrated Consulting Group, Inc., a Delaware corporation (“Buyer”) and Eric Goldstein, a resident of the State of New York (“Mr. Goldstein”).  This Agreement shall be effective as of the date hereof (the “Effective Date”).

WHEREAS, Mr. Goldstein and Integrated Consulting Group of NY LLC, an affiliate of Mr. Goldstein (“Borrower”), are engaged in the temporary and permanent placement of employees in the light industrial industry and translation and interpreting services (the “Business”);

WHEREAS, on the date hereof, Buyer is acquiring the Business pursuant to that certain Foreclosure and Asset Purchase Agreement, dated November 12, 2010, among Buyer, North Mill Capital, LLC and certain affiliates of Mr. Goldstein, as amended by Amendment No. 1 to the Foreclosure and Asset Purchase Agreement, dated December 7, 2010 and as may be further amended or supplemented from time to time (the “Foreclosure Agreement”);

WHEREAS, pursuant to the terms of the Foreclosure Agreement, Buyer has, among other things, agreed to assume certain liabilities of Borrower; and

WHEREAS, the entry into this Agreement by Mr. Goldstein constitutes a material inducement to Buyer to execute, deliver and consummate the Foreclosure Agreement and to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

1.           Certain Defined Terms.  When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.  Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Foreclosure Agreement.

“Borrower Employee” means any of the existing employees of Borrower that are enumerated on Schedule II and any employee of the Buyer on any relevant date.

“Consulting Agreement” means that certain Consulting Agreement, dated March 24, 2010 (as such agreement may have been amended, restated, and supplemented), pursuant to which Mr. Goldstein has previously rendered consulting services to Corporate Resource Development, an affiliate of Buyer.

“Gross Sales” means sales revenues actually received by
(a) the Buyer, or
(b) any Affiliate of Buyer with respect to

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(x)  sales with respect to Unique Clients,
(y) sales with respect to Shared Clients, which shall be taken into account
(i) if originated or generated by a Borrower Employee, and
(ii) if not originated or generated by a Borrower Employee, but only with respect to services rendered by Buyer or any Affiliate of Buyer to the client within a 50-mile radius of wherever Borrower provided such services within the Leadup Period, and
(z) new clients that are originated or generated by any Borrower Employee.

“Leadup Period” means the 9-month period ending with the Effective Date.

“Shared Client” means any client set forth on Schedule I hereto with whom either Buyer or any Affiliate of Buyer has done Substantial Business.

“Substantial Business” means having received gross sales from such client of at least $5,000 during the Leadup Period.

“Unique Clients” means any client set forth on Schedule I hereto with whom neither Buyer nor any Affiliate of Buyer has done Substantial Business.

ARTICLE II.

2.           Covenants of Mr. Goldstein.

2.1           (a)           Mr. Goldstein hereby acknowledges that he is familiar with the Business, its trade secrets and with other confidential information related to the Business.  Mr. Goldstein acknowledges and agrees that Buyer would be irreparably damaged if he, or any of his Affiliates, were to provide services to or otherwise participate in the business of any Person competing with the Business in a similar business and that any such competition would result in a significant loss of goodwill by Buyer.  Mr. Goldstein further acknowledges and agrees that the covenants and agreements set forth in this Section 2.1 were made in exchange for good and sufficient consideration and were a material inducement to Buyer to enter into this Agreement and the Foreclosure Agreement, and to perform its obligations hereunder and thereunder, and that Buyer would not obtain the benefit of the bargain set forth in this Foreclosure Agreement as specifically negotiated by the parties thereto if Mr. Goldstein or his Affiliates breached the provisions of this Section 2.1.  Therefore, Mr. Goldstein agrees, in further consideration of the Purchased Assets and the goodwill of the Business sold by Borrower, that during the five (5) year period after the Closing Date (the “Restricted Period”), Mr. Goldstein shall not (and shall cause his Affiliates not to) directly or indirectly own any interest in, manage, control, participate in (whether as an owner, officer, director, manager, employee, partner, agent, representative or otherwise), consult with, render services for, or in any other manner engage anywhere in the states of New York, New Jersey, Pennsylvania, Connecticut, Florida, and the District of Columbia (the “Restricted Territories”) in any business engaged directly or indirectly relating to the Business or the business engaged in by Buyer; provided that nothing herein shall prohibit Mr. Goldstein or his Affiliates from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as Mr. Goldstein or his Affiliates do not have any active participation in the business of such corporation.  Mr. Goldstein acknowledges that the Business and Buyer’s business has been conducted or is presently proposed to be conducted throughout the Restricted Territories and that the geographic restrictions and time periods, as well as all other restrictions and covenants contained in this Section 2.1 are reasonable and necessary, and supported by good and valuable consideration, to protect the goodwill of Buyer’s business and the Business being sold by Borrower pursuant to the Foreclosure Agreement.

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(b)           Mr. Goldstein agrees that he shall not (and shall cause his Affiliates not to) directly, or indirectly through another Person during the Restricted Period, (i) induce or attempt to induce any employee of the Business, or any of their Affiliates to leave the employ of the Business, Buyer or any of their Affiliates, or in any way interfere with the relationship between the Business, Buyer or any of their Affiliates and any employee thereof, (ii) hire any person who was an employee of the Business, Buyer or any of their Affiliates at any time during the twelve-month period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the parties so as to avoid any disputes under this Section 2.1(b) that any such hiring within such twelve-month period is in violation of clause (i) above), or (iii) call on, solicit or service any client, customer, supplier, licensee, licensor or other business relation of Buyer, the Business, or any of their Affiliates (including any Person that was a client, customer, supplier or other potential business relation of Buyer, the Business, or any of their Affiliates at any time during the twelve month period immediately prior to such call, solicit or service), induce or attempt to induce such Person to cease doing business with the Business, Buyer or any of their Affiliates, or in any way interfere with the relationship between any such customer, supplier, licensee, licensor or business relation and the Business, Buyer or any of their Affiliates (including making any negative statements or communications about the Business, Buyer or any of their Affiliates).  After the Closing, no Borrower Party shall make any negative statements or communications about Buyer, the Business, the Purchased Assets or any of their Affiliates’ businesses.

(c)           If, at the time of enforcement of the covenants contained in this Section 2.1 (the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.  Mr. Goldstein has consulted with legal counsel regarding the Restrictive Covenants and based on such consultation has determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Business, Buyer’s business and the substantial investment in the Business made by Buyer hereunder.

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2.2         Remedies for the Breach of any Covenant by Mr. Goldstein or his Affiliates.

(a)           If Mr. Goldstein or any of his Affiliates breaches, or threatens to commit a breach of, any of the Restrictive Covenants, Buyer shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Buyer at law or in equity: (i) the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Business and Buyer and that money damages would not provide an adequate remedy to Buyer and that a bond of no more than $250 is sufficient to any action by Buyer for temporary or injunctive relief; and (ii) the right and remedy to require Mr. Goldstein to account for and pay over to Buyer any profits, monies, accruals, increments or other benefits derived or received by him or his Affiliates as the result of any transactions constituting a breach of the Restrictive Covenants.

(b)           In the event of any breach or violation by Mr. Goldstein of any of the Restrictive Covenants, the time period of such covenant shall be tolled until such breach or violation is resolved.

(c)           Nothing contained in this Agreement shall prohibit Mr. Goldstein, in his capacity as President of Borrower, with respect to clause (i) below, from (i) collecting any receivables of Borrower arising from the operation of the Business prior to the Closing, or (ii) winding down the business of Borrower (other than the Business and the Purchased Assets).

3.           Mr. Goldstein’s Additional Compensation.  In addition to the benefit that Mr. Goldstein is receiving as a result of the transactions contemplated by the Foreclosure Agreement, Buyer shall pay to Mr. Goldstein one percent (1%) multiplied by the Gross Sales, by wire transfer of immediately available funds pursuant to written wire instructions furnished to Buyer by Mr. Goldstein, with payments to be made not less frequently than twice per month (provided that the first such payment shall be made on the tenth day following the date hereof), with such payments to be earned commencing on the Effective Date and ending on the second anniversary thereof.  For purposes of determining Gross Sales, Mr. Goldstein shall have the same audit rights, and Buyer shall have the same obligations, as set forth in Section 9(f) of the Consulting Agreement.  The terms of Section 9(e) of the Consulting Agreement shall apply to the additional compensation due hereunder in the event Mr. Goldstein dies or becomes disabled at any time prior to the second anniversary hereof.

4.           Equitable Remedies. Each of the parties hereto expressly agrees and acknowledges that (a) a remedy at law in the event of an actual or threatened breach of this Agreement by either such party or any of its Affiliates is not adequate and the other party (the “Non-Breaching Party”) shall be entitled in the event of such a breach to injunctive relief and other equitable remedies as a matter of right (without the necessity of showing actual damage or that money damages would not afford an adequate remedy and without the necessity of posting a bond or other security), and (b) recourse to any remedy whether at law or in equity shall not constitute an exclusive election of remedies by the Non-Breaching Party that precludes the Non-Breaching Party from seeking other remedies or any combination of remedies as the Non-Breaching Party may determine to be appropriate under the circumstances surrounding such actual or threatened breach.

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5.           Employment Matters.  Nothing in this agreement shall restrict in any manner Buyer’s ability to retain or terminate the Borrower Employees as it sees fit in its sole discretion; provided that if Buyer shall terminate a Borrower Employee, and subsequently rehire such person, then such person shall again be deemed a Borrower Employee for the purposes of calculating the Gross Sales.

6.           Miscellaneous.

6.1         Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt) or (b) one Business Day following the day sent by nationally-recognized overnight courier (with written confirmation of receipt), in each case at the following addresses (or to such other address as a Party may have specified by notice given to the other Party pursuant to this provision):

(a)           If to Buyer:

Corporate Resource Services, Inc.
160 Broadway, 11th Floor
New York, NY  10038
Telephone: (212) 346-7960
Attention:  Jay Schecter

with a copy to:

Bryan Cave LLP
1290 Avenue of the Americas
New York, New York  10104
Telephone: (212) 541-2000
Attention:  Kenneth L. Henderson, Esq.

(b)           If to the Mr. Goldstein:

c/o Todtman, Nachamie, Spizz & Johns, P.C.
425 Park Avenue
New York, New York 10022
Telephone: (212) 754-9400
Attention:  Alex Spizz, Esq.

Any notice or other communication that has been given or made as of a date that is not a Business Day shall be deemed to have been given or made on the next succeeding day that is a Business Day.

6.2           Guaranty.   Tri-State Employment Services, Inc. (“Tri-State”) hereby guarantees to Mr. Goldstein the due and punctual payment of all compensation payable by Buyer to Mr. Goldstein under this Agreement.  The foregoing guaranty of Tri-State is a guaranty of payment and not a guaranty of collection.

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6.3           Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.4           Entire Agreement.  This Agreement, together with the Foreclosure Agreement constitute the entire agreement, and supersede all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.

6.5           Successors and Assigns.  This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.  Notwithstanding the foregoing, Buyer may assign this Agreement and any or all rights or obligations hereunder to any Person to which Buyer proposes to sell all or substantially all of its assets, provided such assignee agrees to be bound by all of the terms of this Agreement.  Upon any such permitted assignment, the references in this Agreement to Buyer, as applicable, shall also apply to any such assignee unless the context otherwise requires. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

6.6           Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed entirely in that State, without regard to conflicts of Laws principles thereof to the extent that the general application of the Laws of another jurisdiction would be required thereby.  The Parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the County of New York, State of New York, in any action or proceeding arising out of or relating to this Agreement, and the Parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined exclusively in such state or federal court.  The Parties hereto hereby irrevocably waive, to the fullest extent permitted by Law, any objection which they or any of them may now or hereafter have to the laying of the venue of any such action or proceeding brought in any such court, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

6.7           Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission or ..pdf) in one or more counterparts, and by the parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

6.8           Severability.  Subject to the application of Section 2.1(c), any term or provision of this Agreement that is held to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or unenforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision or portion of this Agreement is for any reason held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability shall not affect any other provision, and this Agreement shall be equitably construed as if it did not contain the invalid, illegal, or unenforceable provision. This Agreement shall be construed equitably in accordance with its terms, without regard to the degree to which any of the parties has participated in drafting this Agreement.

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6.9           Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that the provisions of Section 2.1 are not performed in accordance with their specific terms or were otherwise breached.  Accordingly, the parties hereto further agree that Buyer shall be entitled to seek an injunction or restraining order to prevent breaches of these sections and to seek to enforce specifically the terms and provisions thereof, this being in addition to any other right or remedy to which Buyer may be entitled under this Agreement, at law or in equity.

6.10         Amendment.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

6.11         No Continuing Waiver. A waiver of any breach of this Agreement shall be effective only if in a writing signed by the waiving party and then only in respect of the specific breach referenced in such waiver, and no such written waiver shall constitute a waiver of any subsequent or other breach.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Non-Competition Agreement of the date first stated above.

/s/ Eric Goldstein
ERIC GOLDSTEIN

INTEGRATED CONSULTING GROUP, INC.

By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Chief Executive Officer

For purposes of Section 6.2 only:

TRI-STATE EMPLOYMENT SERVICES, INC.

By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Senior Vice President

[Signature Page to Non-Competition Agreement]
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SCHEDULE I

Current Accounts of the Business

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE II

Current Employees of the Business

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[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.